Corporate Presentation

March 2009
Confidential

For complete information on Ireland Inc, its projects and risk factors, please review Ireland Inc.’s SEC filings at http://www. sec.gov.

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward -looking statements. Statements in this Presentation that are forward -looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential“, "should", and similar expressions, are forward -looking statements. The risk factors that could cause actual results to differ from these forward -looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Company Vision

Build Ireland (IRLD) into a significant mid-tier mining company

IRLD has two precious metal projects with significant potential

Columbus Project - Acquired 100% Gold / Silver / Calcium Carbonate Option to Expand

Red Mountain Project - Option to buy 100% Gold / Tungsten / Silver

Columbus Project

Overview

Columbus Project Mill-site Facility

Columbus Project

  Gold, Silver and Calcium Carbonate Project

  A dry lake bed with drill indicated zones of mineralization shown from surface to 400 foot depth

  Mine site production permit has been granted

  Short production horizon

Location

The Columbus Project is located ~ halfway between Las Vegas and Reno, ~42 miles west of Tonopah, Nevada, USA. The Project is specifically located in the Columbus Basin, in Esmeralda County, Nevada.

Regional History

Columbus Project is in a mineralized area :

  Round Mountain (Gold)*
    Owned by Barrick and Kinross
    20 M oz gold deposit
    16 M oz mined (12M oz extracted to 2008)
    97% “invisible” gold
    Head Grade 0.018 opt Au
    2008 Production: +/-600k oz Au @125K tpd ore (cyanide)
    ~ 60 miles from Columbus Project
  Candelaria (Silver)*
    Original claims in 1860’s
    151 M oz of silver identified
    68 M oz of silver mined
    ~ 5 miles from Columbus Project

* - data from published reports

Project Assets

The Columbus Project consists of :

  19,680 acres of mineral claims on federal land administered by the BLM, with an option for an additional ~22,640 acres.

  380 acres permitted for extraction of gold, silver and production of Calcium Carbonate (the Permitted Area)
    320 acre mine site
    60 acre mill sites
    15,000 sq ft mill building

  80 acres of private land

  Water usage rights of aquifers in basin

Technical Team

Retained independent engineering firms:

Permitting

  Lumos & Associates – based in Reno, NV

Project Resources

  McEwen Geological – Drill program management / Modeling
  Arrakis Inc. – Mining and production process design/ Metallurgy
  AuRIC Labs – Drill sample analysis / Metallurgy

Project Feasibility

  Arrakis Inc. – Pilot Plant Operations/Project Construction
  AuRIC Labs – Bench / Bulk Leach Testing

All reported work to date has been completed and performed by third parties under Chain of Custody (COC)

Technical Program

2008 Exploratory Drill Program

  39-hole drill program conducted in “Area of Interest”

  Zone B – New Gold Zone Discovery – 1,068 Acres
  Large Tonnage Potential: 14 drill holes - 20 mineralized intercepts have average grade of 0.044 opt Au Equivalent
  Surface Mineable Area – 555 acres
    Open Pit Potential : Mine up to 200 ft* depth
    108Mt @ 0.042 opt Au Equivalent
    Zone B material is similar to Zone A material where bulk leach test extracted ~70% Au head grade.

  Gold is fine and entombed in clays. The challenge of the project will be to extract the Gold from these clays

* New cost estimates and recent test results have led the Company to believe that the dredge mining method could mine up to 200 feet.

Zone B – Mineralized Intercepts

* Au Equivalent calculated at $900/oz Au and $12/oz Ag

Mineralized intercepts (identified to date) average grade of 0.045 opt Au Equivalent	Mineralization appears to be unbounded in all directions	Dredge mining method could cost effectively mine up to 200 foot depth

Geology

Aeromagnetic Survey

  High resolution aeromagnetic survey completed October 2007

  Mag Highs = Volcanics surrounding basin

  Mag Lows = Young sediments in basin and older sediments around basin

  A large NW-SE fault structure enters basin from the NW and could be main aquifer feed to basin

  Basin could be collapsed caldera or rift basin

Bulk Leach Test Results

Gold and Silver bead extracted (with dime and ruler for scale)

Bulk Leach Program Details

  1738 lbs of Zone A material leached

  Head Grade: 0.055 opt Au
  0.520 opt Ag

  Extracted into Solution:
  0.047 opt Au
  0.464 opt Ag

  Recovered from Resins: ~70%
  0.038 opt Au
  0.385 opt Ag
  0.043 opt* Au Equivalent

* Calculated at $900/oz Au, $12/oz Ag

Potential of Mineralized Area

Parameter	Area	Depth	Tons of Mineable Material
Zone A - Permitted Area	320 Acres	40 ft	14 M
Zone B	555 Acres	up to 200 ft	108 M

  Currently permitted to mine up to 792,000 tpy in Zone A, a 320-acre area, to a depth of 40 ft. (estimated mine life of over 17 years)

  The 2007 Drilling Program completed within the permitted area indicates that the mineable material extends below the currently permitted depth of 40 feet, which contains 14M tons, and that the mineable material also contains gold and silver.

  Permitted Area lies on northern edge of the identified “Area of Interest”

  Initial 2008 Drill Program results indicate that the surface minable area within Zone B contains 108M tons of mineable material from the surface up to 200 foot depth.

Project Feasibility

Pre-Feasibility Process Flow Diagram

Mining	-->	Pre-Treatment	-->	Leaching	-->	Solid / Liquid Separation	-->	Tails

							-->	Resin Precious Metal Extraction

• Dredge Mining Unit	•	Evaluating Pre-treatment Methods:		• Leach in Agitated Tanks	•	Evaluating Solid/Liquid Separation Methods:	•	Tails returned to basin (natural tailings pond)

• Material Processed as a slurry		• Gravity Concentration				• Decantation	•	Metal extracted from solution to resins
		• Chemical Separation				• Flocculation
• No Milling required						• Filtration	•	Solution re-used in leach

Estimated Operating Costs (similar to typical Tank Leach Operations) ~ $10/ton

ProjectPhotos

Mining Columbus Mine Dredge	Gravity Concentration Circuit Module 1 : High “G” Concentrator

Module 2 : Spiral Concentrator	Module 3 : Deister Table Concentrator

Recent Milestones

January- March 2009

  Completed 1738 lbs bulk test; extracted Au & Ag with simple leach process.

  Extracted ~70% of head grade Au & Ag

  Discovered Zone B – a new mineralized zone with drill indicated grade of 0.043 opt Au Equivalent and an open pit potential of ~108M ton (555 acres, surface to 200 foot depth)

  Operated mine (dredge) and pilot plant to test mining and concentrating methods

Project Development- 2009

Determine Project Reserves

  Complete analysis of 2008 drill samples (39 Holes)
  Expand drilled area with 2009 drill program (58 Holes)
  Calculate project reserves

Complete Project Feasibility

  Complete additional bench/bulk leach tests
  Operate on-site pilot plant to optimize production process
  Finalize mining and production process
  Determine operating/capital costs for full production
  Complete site plan for full production facility
  Complete application for permit modifications (if necessary)

Summary

The Columbus Project represents a solid exploration and production opportunity:

  Full permit for the extraction of Gold and Silver and the production of Calcium Carbonate

  “Big Box Store” of mining operations: high volume and low cost

  Near term production potential

Red Mountain Project

Overview

Red Mountain, CA 27 miles south of Ridgecrest	Red Mountain Longer term exploration project Gold, Tungsten and Silver Over 25 years of sampling and testing Option to acquire 100% by Dec 31, 2011

History and Project Assets

Satellite Image of Red Mountain, CA

The Red Mountain Project is in a well known mineralized area.

Proven Production in Region*

  Gold (Au)** : ~+1.9M oz
  Silver (Ag) : ~+16M oz
  Tungsten (W) : ~+20M lbs of WO3

Project Assets

  ~ 7,500 acres of mineral claims and mill sites in area of interest on federal land administered by the BLM

* Based on Published Reports
** Site of Glamis Gold project at Randsburg

Summary

The Red Mountain Project represents a solid exploration and production opportunity for Au/W/Ag.

The Red Mountain project is very appealing due to its location in a historical mining district, the project’s size and economic potential.

Financial Information

Capitalization and Finances

Capitalization
Issued and Outstanding	97,010,087
Free Float (03/24/2009)	~32,238,084
Total Fully Diluted	116,365,796
Market Capitalization	~$60 M
Finances
Cash (12/31/08)	$2,565,823
Long-Term Debt Financing	$ 0
Stockholders Equity (12/31/08)	$29,499,083
Burn Rate	~$250K - $500K / Month*

* $75K / mo fixed costs, General & Administration Expenses < 20%

2009 Budget

Cash Expenses
Budgets (01/01/09 – 12/31/09)
Columbus Project
Property Payments	$130,000
Drilling and Analysis	1,970,000
Pilot Plant Pre-feasibility	2,412,796
Columbus Project Sub-Total	4,512,796
Red Mountain Project	120,000
General and Admin.	787,910
2009 Budget	$5,420,706
Budget Contingency	542,071
2009 Cash Expenditure	$5,962,777

Burn Rate	~$250 - $515K / Month*

Ireland Inc.
Overall Summary

  Exploration company with goal of production

  Two projects with significant potential

  Columbus: Gold/Silver/Calcium Carbonate

  Red Mountain: Gold/Tungsten/Silver

  Good Fundamentals

  Assembled Talented Technical Team

  Strong Mineral / Metal Prices

Ireland Inc.

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89044
(702) 932-0353
info@irelandminerals. com
http://www. irelandminerals. com

Investor Relations Contact:

R. Jerry Falkner, CFA
RJ Falkner & Company, Inc.
125 Piper Lane
Spicewood, TX, 78669
Tel: 800-377-9893